Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 2 to Registration Statement No. 33-11882 of CMA® Florida Municipal Money Fund of CMA® Multi-State Municipal Series Trust on Form N-1A of our report dated November 2, 2005 appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the caption “Independent Registered Public Accounting Firm” in the Prospectus.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
November 2, 2005